                                                                EXHIBIT 10.19(b)


                       RESTRICTED STOCK PURCHASE AGREEMENT

               THIS RESTRICTED STOCK PURCHASE AGREEMENT, dated as of ____________, is by and between Nextel Partners, Inc., a Delaware corporation (the "Company"), and _________ (the "Purchaser").

               WHEREAS, the Purchaser is a member of the Board of Directors of the Company and of Nextel Partners Operating Corp., a Delaware corporation and a wholly owned subsidiary of the Company, and his continued participation on the Boards of Directors is considered by the Company to be important for the development of the Company's business; and

               WHEREAS, in recognition of Purchaser's anticipated and highly valued contribution to the Company, the Company wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Company, shares of the Company's Class A Common Stock, in accordance with the terms and conditions of this Restricted Stock Purchase Agreement (this "Agreement" or "RSPA");

               WHEREAS, the Board of Directors of the Company, with Purchaser abstaining, has determined that, in order to attract and retain qualified individuals, the Company must provide adequate compensation to such individuals and has therefore approved the execution of this RSPA;

               NOW, THEREFORE, the parties agree as follows:

        1. Definitions. As used herein, the following terms shall have the following meanings set forth below:

               "Beneficial Owner" means a beneficial owner as defined in Rules 13d-3, 13d-5 or 16a-1 under the Exchange Act (or any successor rules), including the provision of such Rules that a Person shall be deemed to have beneficial ownership of all securities that such Person has a right to acquire within 60 days, but such provision of the Rules will apply only if (i) all conditions (other than payment of the purchase or acquisition price of such securities) to such Person's exercise of such rights have been satisfied and (ii) such securities (if options, warrants, or similar derivatives) are "in-the-money," provided that in all cases a Person shall not be deemed a Beneficial Owner of, or to own beneficially, any securities if such beneficial ownership (x) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder, and (y) is not also then reportable on Schedule 13D under the Exchange Act.

               "Board" means the Board of Directors of the Company.

               "Capital Stock" of any Person means any and all shares, interests, participation or other equivalents (however designated) of stock of, or other ownership interests in, such Person, but excluding any pay-in-kind preferred stock, other "debt equivalents" and mandatorily redeemable "nominal equity" securities.

               "Cause" means (i) the Purchaser's conviction of a felony evidencing criminal dishonesty or moral turpitude, (ii) a willful and material breach of the Purchaser's duty of loyalty to the Company or any of its subsidiaries or (iii) after 20 business days following the Purchaser's receipt of a written notification from the Company specifying the particulars in reasonable detail, the Purchaser's failure to comply with or to cure, as applicable, a willful and material breach of the Purchaser's fiduciary duty or duty of due care to the Company.

               "Change in Control of the Company" means the occurrence of any of the following events:

               (a) any person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and the regulations thereunder) (i) is or becomes the Beneficial Owner of more than 50% of the total Voting Stock or Total Common Equity of the Company, or (ii) otherwise has the power to direct the management and policies of the Company, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise, except that no change of control will be deemed to have occurred under this clause (ii) as a result of customary rights granted (A) in any indenture, credit agreement or other agreement for borrowed money or (B) to holders of non-convertible, mandatorily redeemable, preferred stock unless and until action occurs that would otherwise cause a "Change in Control of the Company" as herein defined, provided that such rights were granted pursuant to a transaction in the financial markets and not as part of a strategic alliance or similar transaction;

               (b) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person (other than to a direct or indirect wholly owned subsidiary of the Company);

               (c) the Company, directly or indirectly, consolidates with, or merges with or into, another Person, or any Person, directly or indirectly, consolidates with, or merges with or into, the Company, and pursuant to such transaction (or series of transactions) either: (i) the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, but excluding a transaction (or series of transactions) where (A) the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving or transferee Person and (B) the holders of Voting Stock of the Company immediately preceding such transaction receive more than 50% of the total Voting Stock and Total Common Equity of the surviving or transferee Person in substantially the same relative proportions as such holders had prior to such transaction; or (ii) new shares of Voting Stock of the Company are issued so that immediately following such transaction, the holders of Voting Stock of the Company immediately preceding such transaction own less than 50% of the Voting Stock and Total Common Equity of the surviving Person; or

               (d) during any period of two consecutive years following the date hereof, individuals who at the beginning of such period constituted the board of directors of the Company (together with any directors who are members of the board of directors of the

        Company on the date hereof, and any new directors whose election by such board of directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company then in office; provided, that no change in the composition of the Board by reason of any substitution of one director for another so long as both directors are nominated by the same Person, shall constitute a Change in Control of the Company for purposes of this paragraph (d).

               Notwithstanding the foregoing, no "Change of Control of the Company" shall occur (i) merely by reason of any creditor of the Company foreclosing on or otherwise causing the sale, transfer or other disposition of all or any substantial part of the Company's assets (including, without limitation, the Company's equity interests in its subsidiaries) or (ii) merely by reason of a transfer by Eagle River Investments, LLC ("Eagle River") to another Person of the Capital Stock of the Company owned by Eagle River so long as Craig O. McCaw ("McCaw") controls (as defined in Section 4.01(h) of the Shareholders' Agreement) such Person whether or not McCaw owns a majority of the equity interests of such Person, unless such transfer referred to in this clause (ii), alone or in conjunction with other transactions, results in the occurrence of an event of the type described in any of clauses (a), (b),
        (c) or (d) above.

               "Change in Control of Nextel" means the occurrence of any of the following events:

               (a) any person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and the regulations thereunder) other than a Permitted Holder (i) is or becomes the Beneficial Owner of more than 50% of the total voting stock of Nextel ordinarily entitled to vote in the election of directors ("Nextel Voting Stock") or Total Common Equity of Nextel, or (ii) otherwise has the power to direct the management and policies of Nextel, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise (without limiting the generality of this clause (ii), any person or group that succeeds to the rights currently held by McCaw and his Affiliates in respect of Nextel, or otherwise has powers and rights comparable thereto, shall be deemed for purposes of this definition to have the power to direct the management and policies of Nextel), except that no change of control will be deemed to have occurred under this clause (ii) as a result of customary rights granted (A) in any indenture, credit agreement or other agreement for borrowed money unless and until there has been a default under the terms of that agreement and the trustee or lender exercises the rights granted therein or (B) to holders of non-convertible, mandatorily redeemable, preferred stock unless and until action occurs that would otherwise cause a "Change in Control of Nextel" as herein defined, provided that such rights were granted pursuant to a transaction in the financial markets and not as part of a strategic alliance or similar transaction;

               (b) Nextel sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person (other than a Permitted Holder or a direct or indirect wholly owned subsidiary of Nextel);

               (c) Nextel, directly or indirectly, consolidates with, or merges with or into, another Person (other than a Permitted Holder), or any Person (other than a Permitted Holder), directly or indirectly, consolidates with, or merges with or into, Nextel, and pursuant to such transaction (or series of transactions) either: (i) the outstanding Nextel Voting Stock is converted into or exchanged for cash, securities or other property, but excluding a transaction (or series of transactions) where (A) the outstanding Nextel Voting Stock is converted into or exchanged for Voting Stock of the surviving or transferee Person and (B) the holders of Nextel Voting Stock immediately preceding such transaction receive more than 50% of the total Voting Stock and Total Common Equity of the surviving or transferee Person in substantially the same relative proportions as such holders had prior to such transaction; or (ii) new shares of Nextel Voting Stock are issued so that immediately following such transaction, the holders of Nextel Voting Stock immediately preceding such transaction own less than 50% of the Voting Stock and Total Common Equity of the surviving Person; or

               (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Nextel (together with any directors who are members of the board of directors of Nextel on the date hereof, and any new directors whose election by such board of directors or whose nomination for election by the stockholders of Nextel was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Nextel then in office;

provided that it is expressly understood and agreed that (A) the transfer of Nextel Voting Stock and/or Capital Stock in Nextel by a Permitted Holder to an Affiliate of McCaw or the estate of McCaw, or any successive transfer by such or another Affiliate to another Affiliate of McCaw, or the estate of McCaw, shall not by itself be a Nextel Sale (provided that, for this purpose, any such Affiliate shall not be controlled by any person or group other than McCaw or the estate of McCaw) and (B) the direct or indirect sale or other disposition of all or any portion of the Nextel Voting Stock and/or the Capital Stock in Nextel held now or in the future by any Permitted Holder to any Person other than another Permitted Holder shall not by itself be a Change in Control of Nextel, unless such sale or disposition, alone or in conjunction with other transactions, results in the occurrence of an event of the type described in any of clauses (a), (b), (c) or (d) above.

               "Class A Common Stock" means the Class A Common Stock, par value $.001 per share, of the Company.

               "Closing Price" on any Trading Day with respect to the per share price of any shares of Capital Stock of any Person means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ Stock Market and the issuer and principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm of national standing that is selected from time to time by such Person for that purpose.

               "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

               "Company" has the meaning set forth in the preamble.

               "control" of a Person means the power, direct or indirect, (i) to vote or direct the voting of more than 50% of the outstanding shares of Voting Stock of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

               "Equity Value" has the meaning set forth in the Joint Venture Agreement, provided, that Equity Value as determined thereunder shall be subject to challenge by the Purchaser in accordance with the same procedures and other provisions applicable to challenges by Nextel Sub of such determination.

               "Escrow Agent" has the meaning set forth in Section 5(a).

               "Escrow Shares" has the meaning set forth in Section 5(a).

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Fair Market Value" means, with respect to any Shares repurchased by the Company hereunder, the Equity Value in effect on the date of consummation of such repurchase.

               "Joint Venture Agreement" means the Joint Venture Agreement dated as of January 29, 1999 among the Company, Nextel Partners Operating Corp. and Nextel Sub.

               "Nextel" means NEXTEL Communications, Inc. and its successors and assigns.

               "Nextel Sub" means Nextel WIP Corp., a Delaware corporation and a wholly owned indirect subsidiary of Nextel.

               "Permitted Holders" means, collectively, McCaw and any entity or entities (i) that is controlled directly or indirectly by McCaw or the estate of McCaw and (ii) a majority of the equity interests of which are owned, directly or indirectly, by McCaw and his family, his brothers and their families, officers and employees of such entities, ex-spouses of such persons and estates of, or trusts for the primary benefit of, the foregoing persons (collectively, the "McCaw Group"); provided that "Permitted Holders" also includes a group of entities that is each controlled by McCaw or the estate of McCaw and through which the McCaw Group collectively own, directly or indirectly, a majority of the equity interests of Nextel (it being understood that if the McCaw Group collectively owns 50% of an entity that owns 20% of Nextel's equity interests, the McCaw Group will be deemed to indirectly own 10% of Nextel's equity interest though such entity).

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Purchaser" has the meaning set forth in the preamble.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shareholders' Agreement" shall mean that Amended and Restated Shareholders Agreement dated as of February 22, 2000, as amended, by and among the Company and the parties named therein.

               "Shares" has the meaning set forth in Section 2(a).

               "Total Common Equity" of any Person means, as of any day of determination, the product of (i) the aggregate number of fully diluted shares of common stock of such Person on such day and (ii) the average Closing Price of such common stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (ii) of the preceding sentence shall be determined by the board of directors of such Person in good faith and evidenced by a resolution of such board of directors.

               "Unvested Shares" means Shares that are not Vested Shares.

               "Vested Shares" means Shares that are vested in accordance with
Section 3.

               "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

        2. Purchase and Sale.

               (a) The Company hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, an aggregate of ________ (_____) shares of the Company's Class A Common Stock (the "Shares"), at the price of $___ per share.

               (b) Upon the execution of this RSPA, the Purchaser shall deliver to the Company a check payable to the Company in the amount of ___________ dollars ($___) representing the aggregate purchase price of the Shares, and the Company shall deliver to Purchaser or Purchaser's designee a duly executed certificate evidencing the Shares issued in the name of the Purchaser.

               (c) This RSPA shall not confer upon the Purchaser any right with respect to the continuation of his or her membership on the Board nor shall it interfere with or affect in any manner the right or power of the Company, or a parent or subsidiary of the Company, to terminate any agreement with the Purchaser in accordance with the terms thereof.

        3. Vesting.

               (a) Ordinary Vesting. The parties agree that the Shares shall vest in accordance with Schedule I so long as the Purchaser is a member of the Board, subject to the provisions of Section 3(b) below.

               (b) Accelerated Vesting. Notwithstanding the provisions of
        Section 3(a) or Schedule I to the contrary:

                      (i) Upon a Change in Control of the Company or a Change in
               Control of Nextel, all of the Unvested Shares shall vest immediately.

                      (ii) Upon termination of the Purchaser's membership on the
               Board on account of Purchaser's death or disability, or in the event Purchaser is requested to resign or is not re-elected by the Board and/or the Company's stockholders to serve on the Board other than for Cause, all Purchaser's Unvested Shares shall vest immediately.

        4. Repurchase Rights.

               (a) Unvested Shares. Subject to the provisions of Section 3, in the event of Purchaser's resignation or termination from membership on the Board for Cause, the Company shall, for 90 days following the date of such termination or resignation, have the option to repurchase all or any portion of the Unvested Shares, if any, at a repurchase price equal to the lesser of (i) Fair Market Value and (ii) $___ per share.

               (b) Vested Shares/Termination for Cause. In addition to the rights set forth in Section 4(a) above, in the event Purchaser's membership on the Board is terminated for Cause, for 90 days following the date of termination the Company shall have the option to purchase from the Purchaser all or any portion of the Vested Shares at a repurchase price per share equal to the lesser of (i) Fair Market Value and (ii) $___ per share.

               (c) Exercise by the Company. Any repurchase by the Company pursuant to this Section 4 shall be exercisable by written notice to the Purchaser or Purchaser's executor given within the applicable time period, and such notice if given shall constitute an irrevocable offer by the Company to repurchase the Shares covered thereby. Such notice shall set forth the number of Shares to be repurchased and the aggregate repurchase price thereof, as determined by the Board, with Purchaser abstaining, in good faith as of a date no more than ten days prior to such repurchase. Within five days after delivery of such notice, upon delivery to the Company of the Shares being repurchased, together with one or more related stock powers executed by the Purchaser in blank, and upon receipt by the Company of a representation by the Purchaser that he/she owns the Shares being repurchased, the Company shall pay to the Purchaser in immediately available funds an amount equal to the aggregate repurchase price of the Shares being repurchased determined in accordance with this RSPA.

        5. Escrow of Shares.

               (a) Unvested Shares shall be held in escrow ("Escrowed Shares") by the Secretary of the Company as escrow agent (the "Escrow Agent").

               (b) The Escrow Agent is hereby directed to transfer Escrowed Shares to Purchaser or Purchaser's designee upon Vesting and in accordance with written instructions from Purchaser. The Escrow Agent shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his/her own judgment, and shall be entitled to indemnification from the Company to the full extent permitted by applicable law in respect of his/her service as Escrow Agent.

               (c) If the Company or any assignee repurchases Shares pursuant to
        Section 4, the Escrow Agent, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

               (d) Subject to the terms hereof, the Purchaser and each of his/her permitted assigns shall, as a record owner of Shares, have all the rights of a stockholder with respect to the Escrowed Shares while they are held in escrow, including without limitation, the right to vote the Escrowed Shares and to receive any cash dividends and other distributions declared thereon, provided that any unvested non-cash dividends or distributions shall be immediately deposited with the Escrow Agent to be held in escrow together with the Escrowed Shares in accordance with this Section 5. If, from time to time prior to the vesting of the Escrowed Shares, there is (i) any stock dividend, stock split or like change in the Shares or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his/her ownership of Escrowed Shares shall be immediately subject to this escrow, deposited with the Escrow Agent and included thereafter as "Escrowed Shares" for purposes of this Agreement.

        6. Legends; Transfer Restrictions.

        The certificates evidencing the Shares shall be endorsed with the following legends (and any other legend required to be placed thereon by applicable securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

        THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        7. Adjustments for Splits, Etc. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be automatically adjusted to reflect any stock split, stock dividend or like change in the shares of Class A Common Stock which may be made by the Company after the date of this RSPA.

        8. Investment Representations; Restriction on Transfer. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

               (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

               (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the SEC, the statutory basis for such exemption may not be present if Purchaser's representations meant that his/her present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

               (c) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

               (d) The Purchaser is an "accredited investor" within the meaning of Regulation 501 under the Securities Act of 1933, as amended, in that Purchaser is a director of the Company as defined in Regulation 501 or otherwise is an "accredited investor."

               (e) The Purchaser's financial situation is such that the Purchaser can afford to bear the economic risk of holding the Shares acquired hereunder for an indefinite period of time, the Purchaser has adequate means for providing for his/her needs and contingencies and can afford to suffer the complete loss of the investment in the Shares.

               (f) The Purchaser's knowledge and experience in financial and business matters are such that he/she is capable of evaluating the merits and risks of the investment in the Shares, or the Purchaser has been advised by a representative possessing such knowledge and experience.

               (g) The Purchaser understands that the Shares acquired hereunder are a speculative investment which involves a high degree of risk of loss of the entire investment therein, that there are substantial restrictions on the transferability of the Shares, and that for an indefinite period following the date hereof there will be no (or only a limited) public market for the Shares and that, accordingly, it may not be possible for Purchaser to sell the Shares in case of emergency or otherwise.

               (h) The Purchaser and his representatives, including his professional, financial, tax and other advisors, have carefully reviewed all documents available to them in connection with the investment in the Shares, and the Purchaser understands and has taken cognizance of all the risks related to such investment.

               (i) The Purchaser and his representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the acquisition of the Shares and related matters and to obtain all additional information which the Purchaser or his representatives deem necessary.

               (j) All information that the Purchaser has provided to the Company and its representatives concerning the Purchaser and his financial position is true, complete and correct.

        9. General Provisions.

               (a) This Agreement shall be governed by the internal laws of the State of Delaware without regard to conflicts of law principles.

               (b) This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser and may be modified or amended only by a writing signed by both parties.

               (c) All notices given hereunder shall be in writing and shall be deemed to have been duly given and received (i) when delivered personally, with receipt acknowledged in writing by the recipient, (ii) on the tenth business day after being sent by registered or certified mail (postage paid, return receipt requested), (iii) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, or (iv) on the date on which a facsimile is transmitted, in each case to the parties at their respective addresses stated below; provided, that if the intended recipient of any notice hereunder refuses to acknowledge receipt thereof in writing, such notice shall be deemed to have been duly given on the date of such refusal. Any party may change its address for notice by giving notice of the new address to the other party in accordance with the provisions of this paragraph.

               If to the Company:

                      Nextel Partners, Inc.
                      4500 Carillon Point
                      Kirkland, WA 98033
                      Attention: General Counsel
                      Facsimile: 425-576-3600

               If to Purchaser:

                      ___________________

                      ___________________

                      ___________________
                      Fax:

               (d) The rights and obligations of the Purchaser under this Agreement may be assigned only with the prior written consent of the Company.

               (e) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (f) Each party agrees, upon the reasonable request of the other party, to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (g) Except as otherwise provided herein, any controversies or claims arising out of, or relating to this Agreement or the breach thereof, shall be settled by arbitration in accordance with the commercial rules of the American Arbitration Association, which decision shall be final and binding on the parties, and judgment upon the award rendered shall be entered in any court having jurisdiction thereof. Any party may demand such arbitration in accordance with the procedures set out in those rules. The arbitration shall be conducted in Seattle, Washington, or such other location as may be mutually agreed upon by the parties. Special, consequential, or punitive damages shall not be awarded by the arbitrator. In the event of any arbitration proceeding hereunder, the Company will (x) pay the fees and expenses of the arbitrator and (y) advance the Purchaser's documented out-of-pocket costs (including reasonable counsel fees and expenses) on a current basis, provided, that if the Purchaser is determined not to be the substantially prevailing party on the matters submitted for arbitration (which determination shall be made by the arbitrator and included in his or her decision), the Purchaser will promptly reimburse the Company for any expenses so advanced. The Purchaser acknowledges that the Company is agreeing to make advances to him/her pursuant to the preceding sentence in consideration of his agreement to reimburse the Company for any such advances to the extent required by the preceding sentence. The Company will in all events pay its own costs (including counsel fees and expenses) in connection with any arbitration proceeding hereunder.

               (h) The Purchaser understands that he/she (and not the Company) shall be responsible for his/her own federal, state, local or foreign tax liability and any of his/her other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The Purchaser shall rely solely on the determinations of his/her tax advisors or his/her own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters. The Purchaser shall notify the Company in writing if the Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within 30 days from the date of the sale of the Shares hereunder; and the Company shall file its tax returns and reports in a manner consistent with such election, provided that such election is made on the basis disclosed to the Company. The Company intends, in the event it does not receive from the Purchaser evidence of a proper filing, to claim a tax deduction for and to calculate and withhold taxes on any amount which would be taxable to the Purchaser in the absence of such an election.

               (i) To the extent legally required, the Company shall have the right and is authorized to withhold from any payments due or transfers in connection with the purchase of the Shares hereunder or from any compensation or other amount owing to the Purchaser the amount (in cash, Shares, other securities or other property) of any applicable withholding taxes in respect of the Shares and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, if applicable.

                                      * * *

               IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                        NEXTEL PARTNERS, INC.



                                        By_____________________________________
                                        Name:
                                        Title:


                                        _______________________________________

                                   Schedule I

                                Vesting Schedule

         The Shares shall vest in accordance with this Schedule I, subject to the Purchaser's continued service on the Board (except as otherwise provided in Section 3).*

--------------------------------------------------------------------------------
Vesting                                XX/XX/03     XX/XX/03     XX/XX/03
--------------------------------------------------------------------------------
Shares Vested (Annual)
--------------------------------------------------------------------------------
Shares Vested (Cumulative)
--------------------------------------------------------------------------------